LORD ABBETT SERIES FUND

Growth and Income Portfolio

Supplement dated November 12, 2010

to the statement of additional information dated May 1, 2010

(Class VC Shares)

1.	All references to Eli M. Salzmann in the statement of additional information are hereby deleted.

2.	The following replaces the seventh paragraph and the row of the table regarding the Growth and Income Portfolio in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” in the statement of additional information:

Robert P. Fetch heads the Growth and Income Portfolio team and is primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed (# and Total Net Assets in Millions)
Portfolio	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Growth and Income Portfolio	Robert P. Fetch*	15/$10,260.4	2/$288.7	141/$965.6 (a)(b)

(a)

Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; such accounts total approximately $303.2 million in assets.

(b)	Does not include $25.3 million for which Lord Abbett provides investment models to managed account sponsors.
*	The amounts shown are as of September 30, 2010.

3.	The following replaces the row of the table regarding the Growth and Income Portfolio in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” in the statement of additional information:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Growth and Income Portfolio	Robert P. Fetch*	X

*	The amount shown is as of September 30, 2010.

Please retain this document for your future reference.